Exhibit 10.33

LIFESTANCE HEALTH GROUP, INC.

AMENDMENT TO
notice of amended award terms

THIS AMENDMENT (this “Amendment”), effective as of November 2, 2022, amends that certain Notice of Amended Award Terms (the “Notice”), dated June 9, 2021, which describes certain amendments to the Partnership Interest Award Agreements (as amended and/or amended and restated from time to time, including as amended by the Notice, the “Award Agreements”) between J. Michael Bruff (“you”) and LifeStance TopCo, L.P. (the “Partnership”) and the Class B Units you received under such Award Agreements in connection with the initial public offering of shares of common stock of LifeStance Health Group, Inc. (“LifeStance”) and the related organizational transactions (together, the “IPO”). The Partnership, its subsidiaries, and LifeStance are collectively referred to in this Amendment as the “Company”. Any capitalized term not defined herein shall have the meaning provided in the Award Agreements.

RECITALS

WHEREAS, in connection with the IPO, the Class B Units in the Partnership held by you were exchanged for shares of common stock of LifeStance subject to the same vesting conditions as had applied to such Class B Units, as modified by and described in the Notice; and

Whereas, the parties now desire to amend the Award Agreements, as modified by the Notice, to modify the vesting provisions applicable to such shares of restricted common stock.

NOW, THEREFORE, in consideration of the mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, LifeStance and you hereby agree as follows:

The Time Interests ordinarily scheduled to vest on or prior to March 8, 2023 (without regard to any accelerated vesting), which were converted into 181,720 shares of restricted common stock, shall vest in full as of the date hereof.

Except as expressly set forth in this Amendment, the Award Agreements will continue in full force and effect in accordance with their terms. This Amendment sets forth the entire understanding of the parties, and, as of the date of this Amendment, supersedes all prior agreements and all other arrangements and communications, whether oral or written, with respect to the subject matter hereof. This Amendment may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment is a Delaware contract and shall be governed by and enforced in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law provisions (whether Delaware or any other jurisdiction) that would cause the application of the laws of any other jurisdiction other than Delaware.

[Signature Page to Amendment Follows]

IN WITNESS WHEREOF, LifeStance and you have executed and delivered this Amendment as of the date first written above.

LIFESTANCE:

LifeStance Health Group, Inc.

Signature:	/s/ Ryan Pardo
Name:	Ryan Pardo
Title:	Chief Legal Officer, Vice President and Secretary

Signature:	/s/ J. Michael Bruff
J. Michael Bruff

LIFESTANCE HEALTH GROUP, INC.
2021 Equity Incentive Plan

AMENDMENT TO
Time-Based Restricted Stock Unit Award Agreement

THIS AMENDMENT (this “Amendment”) amends the Time-Based Restricted Stock Unit Award Agreement (Time-Based Award) by and between LifeStance Health Group, Inc. (the “Company”) and J. Michael Bruff (the “Participant”), dated June 9, 2021 (as amended, the “Agreement”), and is effective as of November 2, 2022 (the “Effective Date”). Any capitalized term not defined herein shall have the meaning provided in the Agreement.

RECITALS

Whereas, the parties now desire to amend the Agreement to modify the vesting schedule of such restricted stock units.

NOW, THEREFORE, in consideration of the mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Participant hereby agree as follows:

“The 68,353 RSUs ordinarily scheduled to vest on or prior to March 3, 2023 shall vest in full as of the date hereof.”

Except as expressly set forth in this Amendment, the Agreement will continue in full force and effect in accordance with its terms. This Amendment sets forth the entire understanding of the parties, and, as of the date of this Amendment, supersedes all prior agreements and all other arrangements and communications, whether oral or written, with respect to the subject matter hereof. This Amendment may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment is a Delaware contract and shall be governed by and enforced in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law provisions (whether Delaware or any other jurisdiction) that would cause the application of the laws of any other jurisdiction other than Delaware.

[Signature Page to Amendment Follows]

IN WITNESS WHEREOF, the Company and the Participant have executed and delivered this Amendment as of the date first written above.

THE COMPANY:

LifeStance Health Group, Inc.

Signature:	/s/ Ryan Pardo
Name:	Ryan Pardo
Title:	Chief Legal Officer, Vice President and Secretary

THE PARTICIPANT:

Signature:	/s/ J. Michael Bruff
J. Michael Bruff